EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the accompanying Quarterly Report on Form 10-QSB of BBM Holdings, Inc. for the quarter ended December 31, 2007, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly Report on Form 10-QSB for the quarter ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Quarterly Report on Form 10-QSB for the quarter ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of BBM Holdings, Inc.

Dated: February 14, 2008	/s/ Andrew Limpert
Name: Andrew Limpert
Title: Chief Executive Officer and Chief Financial Officer
(principal executive and financial officer)